UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2017 (September 15, 2017)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	Emerging growth company ☐
Healthcare Trust of America Holdings, LP	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 1.01	Entry into a Material Definitive Agreement.
On September 15, 2017, Healthcare Trust of America, Inc. (NYSE:HTA) (“HTA”) and Healthcare Trust of America Holdings, LP, HTA’s operating partnership (the “Operating Partnership”), entered into six equity distribution agreements (the “Equity Distribution Agreements”), each among HTA and the Operating Partnership, on the one hand, and respectively (i) Wells Fargo Securities, LLC and Wells Fargo Bank, National Association, (ii) BMO Capital Markets Corp. and Bank of Montreal, (iii) Jefferies LLC, (iv) J.P. Morgan Securities, LLC and JPMorgan Chase Bank, National Association, London Branch, (v) Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A., and (vi) MUFG Securities Americas Inc. and MUFG Securities EMEA plc (collectively, the “Agents”), on the other hand, in connection with an offering of shares of Class A common stock of HTA (the “Shares”) from time to time having an aggregate offering price of up to $500,000,000 (the “Equity Program”).
Sales to the public under the Equity Program are anticipated to be made primarily in transactions that are deemed to be “at-the-market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Sales may also be made in negotiated transactions. HTA intends to use any proceeds from the Equity Program for general corporate purposes, including working capital and investment in real estate. In addition, HTA may use a portion of any proceeds to pay certain outstanding long-term debt obligations. The Shares will be offered under HTA’s Registration Statement on Form S-3ASR (File No. 333-202388), effective February 27, 2015.
Concurrently with entry into the Equity Distribution Agreements, as a part of the Equity Program, HTA also entered into six master forward confirmations (the “Master Forward Confirmations”), each between HTA, on the one hand, and respectively (i) Wells Fargo Bank, National Association, (ii) Bank of Montreal, (iii) Jefferies LLC, (iv) JPMorgan Chase Bank, National Association, London Branch, (v) Bank of America, N.A., and (vi) MUFG Securities EMEA plc (collectively, the “Forward Purchasers”), on the other hand, pursuant to which HTA also may enter into forward sale agreements under the Master Forward Confirmations. In connection therewith, the relevant Forward Purchaser will, at HTA’s request, borrow from third parties and, through the relevant Agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.
The foregoing description of the Equity Distribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Distribution Agreements, which are each substantially in the form of the Equity Distribution Agreement attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference.
The foregoing description of the Master Forward Confirmations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Master Forward Confirmations, which are each substantially in the form of the Master Forward Confirmation attached hereto as Exhibit 1.2 and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Form of Equity Distribution Agreement.
1.2	Form of Master Forward Confirmation.
5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: September 18, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: September 18, 2017	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman